Filed Pursuant to Rule 497(e)
File No. 333-179562; 811-22668
AAM Low Duration Preferred and Income Securities ETF (PFLD)
(the “Fund”)
June 28, 2022
Supplement to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”),
each dated February 28, 2022
The Fund is jointly and primarily managed by Austin Wen, CFA, and Jeff Kernagis, CFA, each of Vident Investment Advisory, LLC (“VIA” or the “Sub-Adviser”). Mr. Wen has been a portfolio manager of the Fund since November 2019 and Mr. Kernagis has been a portfolio manager of the Fund since June 2022. All references to other portfolio managers and related information should be disregarded with respect to the Fund.
The “Portfolio Managers” section on page 40 of the Prospectus is supplemented to include the following:
Jeff Kernagis, CFA, is a Portfolio Manager for the AAM Low Duration Preferred and Income Securities ETF. Mr. Kernagis has 32 years of investment experience. Prior to joining VIA as a Senior Portfolio Manager in 2022, Mr. Kernagis was a Senior Vice President at Northern Trust Asset Management. Before that, Mr. Kernagis spent almost 14 years at Invesco/PowerShares, where as Senior Portfolio Manager he directed the fixed income ETF PM team and helped grow assets to $40 billion in bond ETFs globally. Mr. Kernagis was also a PM at Claymore (Guggenheim) Securities where he managed both equity ETFs and bond Unit Investment Trusts. In addition, he was a senior bond trader at Mid-States (Alloya) Corporate Federal Credit Union. Prior to working in investment management, Mr. Kernagis held institutional derivative sales positions at ABN Amro, Bear Stearns, and Prudential Securities. Mr. Kernagis earned a BBA degree from the University of Notre Dame and an MBA from DePaul University. He also holds the Chartered Financial Analyst designation.
The first sentence of the “Portfolio Managers” section on page 28 of the SAI is replaced by the following:
The AAM S&P 500 High Dividend Value ETF, AAM S&P Emerging Markets High Dividend Value ETF, and AAM S&P Developed Markets High Dividend Value ETF are co-managed by Austin Wen, CFA, and Rafael Zayas, CFA, each of VIA. The AAM Low Duration Preferred and Income Securities ETF is co-managed by Austin Wen, CFA, and Jeff Kernagis, CFA, each of VIA.
The “Other Accounts” information for VIA contained in the “Portfolio Managers” section on page 29 of the SAI is supplemented to include the following:
As of May 31, 2022, Mr. Kernagis did not manage any accounts other than the AAM Low Duration Preferred and Income Securities ETF.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.